UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-08529

                                 Memorial Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
     (Address of principal executive offices)           (Zip code)

                        Carl Clayton Peterson, President
                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-263-5593

Date of fiscal year end: 12/31/2005

Date of reporting period: 06/30/2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.

                                 [LOGO MEMORIAL
                                       FUNDS]


                                 MEMORIAL FUNDS


                               -------------------


                              GOVERNMENT BOND FUND

                               GROWTH EQUITY FUND

                                VALUE EQUITY FUND





                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2005

                                Table of Contents

                                                                           Page
Investment Adviser's Report and Performance Data ..........................   2

Financial Statements of the Memorial Funds
Schedule of Investments:
   Government Bond Fund ...................................................  14
   Growth Equity Fund .....................................................  15
   Value Equity Fund ......................................................  17
Statements of Assets and Liabilities ......................................  19
Statements of Operations ..................................................  20
Statements of Changes in Net Assets .......................................  21
Financial Highlights ......................................................  23
Notes to Financial Statements .............................................  26
Trustees and Officers .....................................................  32

LETTER FROM THE PRESIDENT

Dear Shareholder:

The semi-annual report for Memorial Funds as of June 30, 2005 is presented here. This report contains important information about Memorial Funds including the investment adviser's report covering areas like the performance1 and what influenced the Fund's performance. The investment approach and the current investment strategy are discussed for each Fund. The un-audited financial statements with footnotes and information about the Funds' Trustees and Officers is included. I encourage you to take time and review this semi-annual report.

During the six months ended June 30, 2005, world and domestic concerns continue to have an impact on the bond and equity markets. The concerns include higher oil and commodity prices, higher interest rates, widening trade deficits, a volatile U.S. dollar and the continued war on terrorism. The U.S. economy continues its leadership in the world economy; however a slow down in the gross domestic product has occurred yet while enjoying expanding employment with subdued inflation.

What have we seen in the first six months of 2005? We have seen many corporations announce double digit earnings percentage increases, generally higher than the analysts' forecasts while lowering their guidance on earnings for the rest of the year. Despite significantly higher commodity prices, with a barrel of oil trading above $58, and short-term interest rates increasing, causing a flattening yield curve, we continue to see jobs created yet without signaling any inflationary pressure. The Federal Reserve continues to increase the Federal Funds rate and is continuing its "measured pace" of interest rate increases to battle future inflation. We have seen some interim period market rallies only to see a sell off and rally once again. Even with all economic volatility, we have seen the markets continue to move forward through the volatility with an undaunted spirit of success.

For the remainder of the year, I continue to believe that our economy is strong and will continue to be the world leader and will lead our equity markets higher. However, I see a challenge for the bond markets as interest rates continue to rise. Memorial Funds will continue its commitment to each fund's investment style by maintaining a disciplined approach regardless of market fluctuations. I expect myself, all our staff and vendors to work hard for you, our shareholders.

On another note, if you read the Annual Report for the Memorial Funds dated December 31, 2004, the labels on the graph for the Government Bond Fund performance chart are backwards. The numbers in the table are correct. I apologize for the oversight.

Our pledge is to provide you with a fund family that you can be proud to own as we strive to help you achieve your investment goals. Thank you for choosing Memorial Funds.

Sincerely,

/s/ Carl C. Peterson
--------------------
Carl C. Peterson

President


                                        1                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

MEMORIAL GOVERNMENT BOND FUND
-----------------------------

A Discussion of Fund Performance

How did the Fund perform?

For the six months ended June 30, 2005, the Fund had a total return of 0.89 percent. The Fund's benchmark, the Lehman Brothers U.S. Government Intermediate Bond Index ("Index"), had a total return of 1.62 percent for the same period. The Fund's net asset value is $10.24 as of June 30, 2005 versus $10.30 as of December 31, 2004.

The investment adviser to the Fund has agreed to pay expenses for the Fund in excess of 1.00 percent of the average daily net assets of the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. An extraordinary legal expense was incurred during the reporting period causing the expenses for the Fund to be higher than the current expense cap. Also during this reporting period, adviser reimbursements were zero; however, the adviser waived a portion of its adviser fees. Had the adviser not waived a portion of its adviser fees, an adviser reimbursement would have been made. If the waiver and/or reimbursement had not been made, the Fund's expenses would have been higher and the Fund's total return would have been lower.

The investments within the Fund have an average interest coupon rate greater than that of the Index and an average maturity that is shorter than the Index. An expectation of reduced market price volatility over time is anticipated with the investments in the fund having these portfolio characteristics. If higher interest rates occur, the higher cash flows generated within the Fund for reinvestment should create an advantage for the Fund versus the Index. For additional comparison, the Lehman Brothers U.S. Government 1-3 Year Index had a total return during the same period of 0.94 percent.

What is the Fund's investment approach?

The Fund's goal is to seek a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. Under normal circumstances, at least 80 percent of the Fund's portfolio holdings will be fixed and variable rate U.S. Government securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities. The Fund invests in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to thirty years. The Fund seeks to moderate fluctuations in the price of its shares by structuring maturities of its investment portfolio in order to maintain the portfolio's duration, a measure of sensitivity to changes in interest rates, between 75 percent and 125 percent of the duration of the Lehman Brothers U.S. Government Intermediate Bond Index.

During periods of rising interest rates, we may reduce the duration of the portfolio by purchasing securities that generate increased cash flow. The cash flow will be reinvested at the prevailing higher interest rates. If interest rates are falling or the demand for high quality government securities is increasing, we may extend the duration of the Fund to take advantage of available security opportunities. Security opportunities will give consideration to maintaining the Fund's cash flow characteristics and to take advantage of their capital appreciation potential.

As of June 30, 2005, the Fund has invested 94.1 percent of its assets in U.S. Government and Agency securities. The fixed income investments within the Fund have an average coupon of 4.91 percent, a modified duration of 2.75 years, and an effective maturity of 3.19 years.


                                        2                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

What influenced the Fund's performance?

During the first six months of 2005, short to medium term interest rates increased. The two year part of the U. S. Treasury yield curve ("the yield curve") increased 54 basis points from 3.09 percent to 3.63 percent. The five year part of the yield curve increased 8 basis points from 3.62 percent to 3.7 percent. This movement caused the yield curve to flatten, with short term interest rates increasing faster than the middle and long term interest rates. This movement explains the impact to both the Fund and the Index. The Fund's duration is 2.75 years; this is approximately 83 percent of the 3.3 year duration of the Index. The Fund's shorter duration is expected to reduce volatility and preserve principle over time. This reduction of risk creates the expectation of slightly lower returns in a falling interest rate market and slightly higher returns in a rising interest rate market. During the period, these expectations were not fully realized due to the flattening of the yield curve. As the yield curve returns to a more normal position, i.e. lower short term interest rates and higher long term interest rates, the high cash flow and shorter duration of the Fund should improve returns when compared to the Index. Until this happens, the performance of the Fund should be more in line with that of the Lehman Brothers U.S. Government 1-3 Year Index or the Lehman Brothers U.S. Government 1-5 Year Index while maintaining its duration constraints.

Also, a large redemption early in the second quarter affected the Fund's performance during the period. This redemption required the Fund to liquidate several security positions in order to supplement the cash on hand to fulfill the redemption request. The redemption eliminated any opportunity for reinvestment of interest income and bond maturities expected at or near the redemption period.

What is the Fund's current strategy?

With the prospects for intermediate maturity U.S Treasury bond yields to increase, the Fund will continue to position its investments to generate a higher cash flow compared to the Index. Over the last few years, mortgage-backed securities ("MBS") were positioned to provide high cash flows to allow for reinvestment at higher interest rates as interest rates increased. Mortgage-backed securities will continue to be used to provide cash flow; however, they are not expected to increase in proportion to overall assets. As of December 31, 2004, the Fund held 30 percent of its investments in Collateralized Mortgage Obligations ("CMO"), 7 percent in fixed rate MBS paper, and 4 percent in floating rate MBS paper. During the first part of 2005, exposure to CMO's was reduced to 15 percent. Exposure to fixed rate MBS paper and floating rate MBS paper remained consistent at 8 percent and 5 percent, respectively. In managing the Fund, cash flow continues to be a key factor; however, final stated maturities have replaced a portion of the expected principle and interest cash flows. This structure creates a further defined "laddered" portfolio that is expected to generate cash flows of 12 percent of the portfolio for each of the next five years and means that 60 percent of the portfolio is expected to turn over within the next 60 months. This is designed to lower the volatility of the Fund and improve the overall measure of how the prices of bonds in the portfolio change in various interest rate environments. Assets have been invested to provide better diversification by maturity and asset type in order to bring the Fund more in line with the asset allocation of the Index. Higher cash flows should enable the Fund to increase its dividend at a faster rate during a rising interest rate cycle. Floating rate U. S. Government Agency bond issues have been added to the portfolio to provide diversification and flexibility.


                                        3                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND (Unaudited)
--------------------------------

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

FHLMC, Series 15 L, 7.00%, 07/25/2023                                     3.83%
FHLMC, 7.00%, 03/15/2010                                                  3.18%
U.S. Treasury Note,5.75%,08/15/2010                                       3.08%
U.S. Treasury Note,6.00%,08/15/2009                                       3.06%
FNMA, Pool 386008, 4.52%, 04/01/2013                                      3.05%
U.S. Treasury Note,5.625%, 05/15/2008                                     2.96%
U.S. Treasury Note,6.125%, 08/15/2007                                     2.96%
U.S. Treasury Note,6.25%,02/15/2007                                       2.93%
U.S. Treasury Note,7.00%,07/15/2006                                       2.91%
GNMA, Series 2003-81, 6.00%, 03/20/2029                                   2.91%
                                                                         ------
                                                                         30.87%
                                                                         ======

                              Portfolio Industries
                                (% of Net Assets)
                                -----------------

Government Agency Bonds                                                  43.49%
Mortgage Backed Securities                                               29.70%
U.S. Treasury Obligations                                                20.94%
Corporate Bonds                                                           2.73%
Money Market Funds                                                        0.42%
Other Assets in Excess of Liabilities                                     2.72%
                                                                        -------
                                                                        100.00%
                                                                        =======

                          Bond Payment Class Type with
                              Cash and Other Assets
                                (% of Net Assets)
                                -----------------

Non-Callable Bonds                                                       46.60%
Callable Bonds                                                           14.00%
Planned Amortization Class Bonds                                         12.36%
Mortgage Backed Bonds/Pooled                                              7.71%
Floating Rate Bonds                                                       6.98%
Adjustable Rate Mortgage Bonds                                            4.62%
Structured Pass-Through Bonds                                             4.59%
Other Assets in Excess of Liabilities                                     2.72%
Money Market Funds                                                        0.42%
                                                                        -------
                                                                        100.00%
                                                                        =======


                                        4                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND (Unaudited)
--------------------------------

EXPENSE EXAMPLE:

As a shareholder of the Government Bond Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2005, through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                           Expenses Paid
                                                                           During Period*
                                         Beginning            Ending      January 1, 2005
                                       Account Value      Account Value       Through
                                      January 1, 2005     June 30, 2005    June 30, 2005
                                      ---------------------------------------------------
Actual                                 $ 1,000.00          $ 1008.90          $ 5.10
Hypothetical
     (5% return before expenses)         1,000.00            1,019.88           5.13

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 0.89% for the six-month period of January 1, 2005, to June 30, 2005.


                                        5                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

MEMORIAL GROWTH EQUITY FUND
---------------------------

A Discussion of Fund Performance

How did the Fund perform?

For the six months ended June 30, 2005, the Fund had a total return of negative
2.17 percent. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's two benchmarks, had total returns of negative 0.81 percent and negative 1.72 percent, respectively, for the same period. The Fund's net asset value as of June 30, 2005 is $7.52 versus $7.69 at December 31, 2004.

The investment adviser to the Fund has agreed to pay expenses for the Fund in excess of 1.25 percent of the average daily net assets of the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the period, an extraordinary legal expense was incurred during the reporting period causing the expenses for the Fund to be higher than the current expense cap. Also during this reporting period, adviser reimbursements and adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund's expenses would have been higher and the Fund's total return would have been lower.

What is the Fund's investment approach?

The Fund's goal is to obtain long-term capital appreciation. The Fund uses a "growth investing" style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to have superior growth potential and fundamental characteristics that are significantly better than the market average and which support internal earnings growth capability. Growth stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio greater than the relative market average with dividends tending to be lower than the relative market average. Also, growth stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) greater than 1.0. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

Other characteristics of the Fund's investment approach are to emphasize high quality growth within the companies chosen for inclusion in the Fund's portfolio. Also, diversification of the portfolio holdings is maintained to control portfolio risk by taking a generalist approach rather than a focus on industry specialization.

What influenced the Fund's performance?

During the six months ended June 30, 2005, the Fund continued to be affected by world and domestic concerns including higher oil and commodity prices, higher interest rates, widening trade deficits, a weak U.S. dollar and the continued war on terrorism.

In the first quarter of 2005, the equity markets continued to digest inflation fears, higher energy prices and lower corporate earnings guidance. The Energy sector of the S&P 500 Index was the leading sector on higher expectations for energy prices in 2005 due to the increase in the price of a barrel of oil to $58. The Utility and Materials sectors were the next strongest sectors in the S&P 500 Index. These two sectors were the best performing sectors of the Russell 1000 Growth Index. Lowered earnings expectations and fears of rising interest rates caused the Telecommunication, Information

                                        6                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

Technology and Financial sectors of the S&P 500 to be the worst performers in the quarter. The two worst performing sectors of the Russell 1000 Growth Index were the Information Technology and Financial sectors with Ebay and American International Group down 35 percent and 20 percent, respectively.

The Fund's portfolio underperformed the S&P 500 Index in the first quarter of 2005. The Fund's portfolio was negatively impacted by being underweight in Energy and Utilities. Also, an overweight position in the Information Technology sector negatively impacted performance. However, the portfolio benefited from an underweight position in the Financials sector and also from strong performances in the portfolio holdings in the Consumer Discretionary, Industrial and Materials sectors.

The Fund's portfolio outperformed the Russell 1000 Growth Index in the first quarter of 2005. The Fund's portfolio outperformance was driven largely by stock selection across multiple economic sectors including Consumer Discretionary, Financials, Industrials and Materials. The portfolio benefited from an overweight position in Energy relative to the Russell 1000 Growth Index. Also, the portfolio benefited from an underweight position in the poorly performing Information Technology sector as compared to the Russell 1000 Growth Index.

During the first quarter, Adobe Systems, J.C. Penney and Manor Care were added to the portfolio while Apollo Group, Doral Financial and Wal-Mart Stores were removed.

In the second quarter of 2005, interest rate sensitive stocks rallied on the outlook for interest rates with the Utility, Financial and Healthcare sectors being the best performing sectors of the S&P 500 Index. For the Russell 1000 Growth Index, the Telecommunication and Energy sectors were the best performers in the index with other sectors such as the Health Care and Financials being strong performers during the period. Within the S&P 500 Index, Materials and Industrial sectors were the worst performing sectors during the quarter. The weakest sectors within the Russell 1000 Growth Index were the Materials, Utilities and Industrials.

The Fund's portfolio underperformed slightly in the second quarter when compared to the S&P 500 Index. Overall, stock selection was a positive factor as the portfolio benefited from strong relative performance from stock holdings in the Consumer Discretionary, Consumer Staples, Health Care and Telecommunications. The portfolio was overweight in the Health Care stocks which benefited the portfolio relative to the S&P 500 Index. The portfolio was negatively impacted during the quarter by being underweight in the Financial and Utility sectors relative to the S&P 500 Index.

The Fund's portfolio underperformed in the second quarter when compared to the Russell 1000 Growth Index. Within the Health Care sector, performance was negatively impacted by a strong rally in the biotechnology component of the index. Following strong performance in recent periods, the portfolio holdings of Adobe Systems and Rockwell Automation came under pressure during the quarter. Adobe was affected by the announced acquisition of Macromedia and Rockwell due to softness in the March quarterly results. On the last day of the quarter, the portfolio's largest Financial holding, Bank of America, announced the acquisition of MBNA. Arbitrage players caused the stock to sell off which impacted the relative performance in the quarter.

What is the Fund's strategy?

The Fund will continue to concentrate on high quality, large name brand corporations with broad diversification and which exhibit good "growth style" fundamentals. The Fund's adviser will continue to be disciplined in its methodologies for stock selection and will monitor the economy and the markets to identify those equities which identify themselves as good growth prospects for the portfolio.


                                        7                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

GROWTH EQUITY FUND (Unaudited)
------------------------------

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

General Electric Co.                                                      4.09%
Johnson & Johnson                                                         3.93%
Bank of America Corp.                                                     3.88%
Procter & Gamble Co.                                                      3.61%
Wyeth                                                                     3.11%
Microsoft Corp.                                                           3.02%
Dell, Inc.                                                                3.01%
CVS Corp.                                                                 2.97%
PepsiCo, Inc.                                                             2.95%
Lockheed Martin Corp.                                                     2.67%
                                                                         ------
                                                                         33.24%
                                                                         ======

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------

Retail                                                                   12.91%
Healthcare - Products                                                     9.12%
Telecommunications                                                        5.94%
Semiconductors                                                            5.43%
Computer Software & Services                                              5.38%
Miscellaneous Manufacturing                                               5.24%
Pharmaceuticals                                                           5.23%
Electronics                                                               3.90%
Banks                                                                     3.88%
Cosmetics & Toiletries                                                    3.61%
                                                                         ------
                                                                         60.64%
                                                                         ======

                Economic Sectors with Cash and Other Liabilities
                                (% of Net Assets)
                                -----------------

Information Technology                                                   22.25%
Health Care                                                              20.35%
Industrials                                                              13.44%
Consumer Staples                                                         12.54%
Consumer Discretionary                                                   11.84%
Financials                                                                8.31%
Energy                                                                    5.00%
Cash                                                                      3.37%
Telecommunication Services                                                2.19%
Materials                                                                 1.62%
Utilities                                                                 0.00%
Other Liabilities                                                        (0.90)%
                                                                        -------
                                                                        100.00%
                                                                        =======


                                        8                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

GROWTH EQUITY FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Growth Equity Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2005, through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                           Expenses Paid
                                                                           During Period*
                                         Beginning           Ending       January 1, 2005
                                       Account Value      Account Value       Through
                                      January 1, 2005     June 30, 2005    June 30, 2005
                                      ---------------------------------------------------
Actual                                 $ 1,000.00         $  978.30           $ 6.25
Hypothetical
     (5% return before expenses)         1,000.00           1,018.62            6.38

* Expenses are equal to the Fund's annualized expense ratio of 1.28%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.17)% for the six-month period of January 1, 2005, to June 30, 2005.


                                        9                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

MEMORIAL VALUE EQUITY FUND
--------------------------

A Discussion of Fund Performance

How did the Fund perform?

For the six months ended June 30, 2005, the Fund had a total return of negative
2.77 percent. The S&P 500/Barra Value Index, the S&P 500 Index and the Russell 1000 Value Index had total returns of 0.09 percent, negative 0.81 percent and
1.76 percent, respectively for the same period. The Fund's net asset value per share as of June 30, 2005 is $13.09 versus $13.51 at December 31, 2004.

The investment adviser to the Fund has agreed to pay expenses for the Fund in excess of 1.25 percent of the average daily net assets of the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the period, an extraordinary legal expense was incurred during the reporting period causing the expenses for the Fund to be higher than the current expense cap. Also during this reporting period, adviser reimbursements and adviser fee waivers were made. If the reimbursements and waivers had not been made, the Fund's expenses would have been higher and the Fund's total return would have been lower.

What is the Fund's investment approach?

The Fund's investment goal is to obtain long-term capital appreciation. The Fund uses a "value investing" style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0. The Fund's adviser relies on a reversion-to-the-mean strategy on stock selection in order to achieve its results, rather than trying to time market fluctuations. The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund's adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the adviser will have the Fund hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or less. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

What influenced the Fund's performance?

In the first quarter of 2005, impacting the equity markets were the continuing concerns over rising interest rates, rising oil and commodity prices, widening trade deficits and lower earnings forecasts for the year by corporations. The three most significant items affecting stock prices during the quarter were first, in the months of February and March, the Federal Reserve continued its attack against inflation by raising the Federal Funds rate 50 basis points (0.50%); second, the price of oil rose to $58 a barrel; and third, a high single digit earnings growth rate forecast compared to the double digit numbers achieved by corporations last year.

                                       10                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

The Fund outperformed the S&P 500 Index during the quarter. During the quarter, the best performing sectors for S&P 500 Index were Energy, Utilities and Materials while the worst performing sectors were Telecommunications, Information Technology and Financials. The Fund was positively impacted versus the Index by being underweight in the three worst performing sectors mentioned above and being over- weight in the Materials sector; however, performance was held back due to a zero exposure to the Energy sector and an underweight position in the Utility sector.

Also, contributing to the portfolio's performance was the negative news and concerns with the domestic auto industry and its suppliers such as Delphi, which was sold during the period. Ford Motor Company and General Motors Corporation stock values are down 11.8 percent and 21.2 percent, respectively. Other holdings declining significantly during the period were Federal National Mortgage Corporation, American International Group and Fifth Third Bancorp. Positive contributors to the portfolio's performance during the period were HCA, KB Home and Dominion Resources.

Under the reversion-to-the-mean investment strategy using "value investing" measures, the Fund experienced several industry groups achieving sell targets with new industry groups appearing as the next reversion candidates. During the quarter the Fund sold holdings in the Retail industry, the Semi-conductor industry and Banking industry. Also, the Fund added to its overall holdings by averaging into multiple holdings and adding new equities in the Consumer Discretionary sector, the Financial sector and the Telecom-Services sector.

In the second quarter of 2005, the Fund underperformed the S&P 500 Index. More specifically, the underperformance has been a result of increasing values within the Energy & Utility sectors. These sectors have been the best performing sectors due to increasing oil and gas prices and stable intermediate and long term interest rates. The Fund does not have any investment in the Energy or Utility sectors, as our model classifies these stocks as growth in the current environment. Also, the fund continued to reduce its exposure to the Automotive industry eliminating General Motors Corp. from the portfolio and decreased its holdings of Ford. Other equity positions were reduced as well due to economic and market conditions affecting their respective areas. These reductions in holdings included Fannie Mae, Merck and Pactiv Corp. Other reductions in the portfolio were related to the reversion-to-the-mean process such as disposal of KB Home, Amgen and Intel Corp.

New securities positions added during the quarter included companies such as Avon Products, Anheuser-Busch Co, International Business Machines, Lexmark International, Ebay, Harley-Davidson, 3M and United Parcel Service.

What is the Fund's strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund's adviser will continue to be disciplined in the use of its reversion-to-the-mean strategy by applying its "value investing" approach valuation model; thereby, allowing the market's volatility to identify those securities that become under-valued and are poised to be the next performers in the market.


                                       11                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

VALUE EQUITY FUND (Unaudited)
-----------------------------

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

American International Group, Inc.                                        2.97%
Coca-Cola Enterprises, Inc.                                               2.97%
Wal-Mart Stores, Inc.                                                     2.96%
Clear Channel Communications, Inc.                                        2.92%
Albertson's, Inc.                                                         2.89%
Colgate-Palmolive Co.                                                     2.86%
Applied Materials, Inc.                                                   2.80%
HCA, Inc.                                                                 2.74%
Tribune Co.                                                               2.74%
Alcoa, Inc.                                                               2.72%
                                                                         ------
                                                                         28.57%
                                                                         ======

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------

Media                                                                     8.32%
Pharmaceuticals                                                           7.39%
Beverages                                                                 7.23%
Food                                                                      7.01%
Banks                                                                     5.93%
Insurance                                                                 5.55%
Cosmetics/Personal Care                                                   5.49%
Diversified Financial Services                                            4.45%
Computers                                                                 4.15%
Miscellaneous Manufacturing                                               3.62%
                                                                         ------
                                                                         59.14%
                                                                         ======

                  Economic Sectors with Cash and Other Assets
                                (% of Net Assets)
                                -----------------

Consumer Staples                                                         22.70%
Consumer Discretionary                                                   18.11%
Financials                                                               15.29%
Health Care                                                              14.74%
Industrials                                                              10.59%
Information Technology                                                    9.09%
Materials                                                                 5.76%
Telecommunication Services                                                2.51%
Cash                                                                      1.00%
Other Assets                                                              0.21%
Energy                                                                    0.00%
Utilities                                                                 0.00%
                                                                        -------
                                                                        100.00%
                                                                        =======


                                       12                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

VALUE EQUITY FUND (Unaudited)
-----------------------------

EXPENSE EXAMPLE:

As a shareholder of the Value Equity Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2005, through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                          Expenses Paid
                                                                          During Period*
                                         Beginning          Ending       January 1, 2005
                                       Account Value     Account Value       Through
                                      January 1, 2005    June 30, 2005    June 30, 2005
                                      -------------------------------------------------------
Actual                                 $ 1,000.00        $  972.30           $ 6.24
Hypothetical
     (5% return before expenses)         1,000.00          1,018.62            6.38

* Expenses are equal to the Fund's annualized expense ratio of 1.28%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of (2.77)% for the six-month period of January 1, 2005, to June 30, 2005.


                                       13                         Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
   Principal
     Amount                                                            Value
--------------------------------------------------------------------------------
CORPORATE BONDS - 2.73%
Diversified Financial Services - 2.73%

BNP PARIBAS US MTN LLC
    1,000,000      4.00%, 01/19/2017                                $   970,000
                                                                    -----------
TOTAL CORPORATE BONDS (Cost $995,000)                                   970,000
                                                                    -----------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 94.14%

                                  FFCB - 8.34%

    1,000,000    3.65%, 12/17/2008                                      991,073
    1,000,000    3.00%, 12/15/2006                                      988,306
    1,000,000    3.50%, 04/15/2009                                      984,554
                                                                    -----------
                                                                      2,963,933
                                                                    -----------

                                  FHLB - 15.61%

      500,000    4.00%, 08/30/2007                                      497,701
    1,000,000    2.98%, 02/22/2007                                      996,918
      750,000    3.375%, 12/28/2007                                     741,439
      500,000    3.26%, 05/04/2007                                      499,594
    1,000,000    4.00%, 11/13/2009                                      998,829
    1,000,000    4.875%, 11/15/2006                                   1,013,126
      700,000    6.00%, 02/12/2016                                      797,802
                                                                    -----------
                                                                      5,545,409
                                                                    -----------

                                 FHLMC - 17.82%

    1,000,000    3.50%, 09/15/2007                                      993,859
    1,000,000    4.75%, 12/08/2010                                      998,402
    1,000,000    7.00%, 03/15/2010                                    1,127,866
      500,000    7.00%, 07/15/2005                                      500,664
      500,000    4.375%, 07/30/2009                                     499,541
      856,181    Series H007, 2.491%, 02/25/2008                        848,734
    1,292,793    Series 15 L, 7.00%, 07/25/2023                       1,359,581
                                                                    -----------
                                                                      6,328,647
                                                                    -----------

                                  FNMA - 21.02%

    1,000,000    3.75%, 09/15/2008                                      991,247
      901,051    Series 2005-3, 4.40%, 12/25/2012                       906,401
      250,000    4.85%, 05/21/2013                                      250,078
      620,283    Series 1994-17, 6.00%, 02/25/2009                      634,484
    1,000,000    6.00%, 12/15/2005                                    1,010,762
      877,423    Pool 545759, 6.50%, 07/01/2032                         909,574
      500,000    7.25%, 01/15/2010                                      566,971
      727,691    Pool 725482, 4.487%, 04/01/2034                        728,309
      373,889    Pool 754289, 6.00%, 11/01/2033                         383,463
    1,100,000    Pool 386008, 4.52%, 04/01/2013                       1,083,525
                                                                    -----------
                                                                      7,464,814
                                                                    -----------

                                  GNMA - 10.40%

      354,451    Pool 476998, 6.50%, 07/25/2029                         370,779
      918,429    Pool 81113, 4.50%, 10/20/2034                          915,509
      681,460    Series 2003-98, 4.00%, 02/20/2029                      672,319
      693,494    Series 2003-76, 4.25%, 02/20/2032                      688,338
    1,000,000    Series 2003-81, 6.00%, 03/20/2029                    1,046,397
                                                                    -----------
                                                                      3,693,342
                                                                    -----------

                        U.S. Treasury Note/Bond - 20.95%

      500,000    5.50%, 02/15/2008                                      523,144
    1,000,000    5.625%, 05/15/2008                                   1,052,734
    1,000,000    5.75%, 08/15/2010                                    1,092,930
    1,000,000    6.00%, 08/15/2009                                    1,086,523
    1,000,000    6.125%, 08/15/2007                                   1,050,234
    1,000,000    6.25%, 02/15/2007                                    1,041,719
      500,000    6.50%, 02/15/2010                                      557,989
    1,000,000    7.00%, 07/15/2006                                    1,034,648
                                                                    -----------
                                                                      7,439,921
                                                                    -----------

TOTAL U.S. GOVERNMENT & AGENCY
OBLIGATIONS (Cost $33,603,145)                                      $33,436,066
                                                                    ===========

           Shares                                                      Value
           ------                                                      -----

SHORT TERM INVESTMENTS- 0.42%
Money Market Funds - 0.42%
      149,486    Merrimac Treasury Plus Series Fund                 $   149,486
                                                                    -----------

TOTAL SHORT TERM INVESTMENTS
  (Cost $149,486)                                                   $   149,486
                                                                    -----------

Total Investments (Cost $34,747,631) - 97.29%                       $34,555,552

Other Assets in Excess of Liabilities, Net 2.71%                        966,379
                                                                    -----------
TOTAL NET ASSETS - 100.00%                                          $35,521,931
                                                                    ===========

The following information for the Funds is presented on an income tax basis as of June 30, 2005:

                                                             Gross Unrealized       Gross Unrealized     Net Unrealized
                                   Cost of Investments         Appreciation           Depreciation        Depreciation
                                  ---------------------------------------------------------------------------------------
Memorial Government Bond Fund          $34,758,604                $62,734               ($265,786)         ($203,052)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

Percentages are stated as a percent of net assets.

     The accompanying notes are an integral part of the financial statements


                                       14                         Memorial Funds

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 97.53%

Advertising - 1.57%

        3,350    Getty Images, Inc. (a)                             $   248,771
                                                                    -----------

Aerospace/Defense - 2.67%

        6,550    Lockheed Martin Corp.                                  424,898
                                                                    -----------

Banks - 3.88%

       13,525    Bank of America Corp.                                  616,875
                                                                    -----------

Biotechnology - 2.12%

        5,600    Genzyme Corp. (a)                                      336,504
                                                                    -----------

Chemicals - 1.62%

        6,000    E.I. Du Pont De Nemours & Co.                          258,060
                                                                    -----------

Coal - 1.23%

        5,200    Massey Energy Co.                                      196,144
                                                                    -----------

Computer Software & Services - 5.38%

        4,090    Cognos, Inc. (a)                                       139,633
       19,325    Microsoft Corp.                                        480,033
        6,700    NCR Corp. (a)                                          235,304
                                                                    -----------
                                                                        854,970
                                                                    -----------

Computers - 3.01%

       12,100    Dell, Inc. (a)                                         478,071
                                                                    -----------

Cosmetics & Toiletries - 3.61%

       10,875    Procter & Gamble Co.                                   573,656
                                                                    -----------

Diversified Financial Services - 3.44%

        4,100    Countrywide Financial Corp.                            158,301
        5,050    Franklin Resources, Inc.                               388,749
                                                                    -----------
                                                                        547,050
                                                                    -----------

Electrical Components & Equipment - 1.17%

        2,975    Emerson Electric Co.                                   186,324
                                                                    -----------

Electronics - 3.90%

        5,250    Fisher Scientific International, Inc. (a)              340,725
        9,100    Jabil Circuit, Inc. (a)                                279,643
                                                                    -----------
                                                                        620,368
                                                                    -----------

Financial Data Processing Services - 0.98%

        4,800    Paychex, Inc.                                          156,192
                                                                    -----------

Food - 1.21%

        1,625    Whole Foods Market, Inc.                               192,238
                                                                    -----------

Food & Beverages - 2.95%

        8,700    PepsiCo, Inc.                                          469,191
                                                                    -----------

Healthcare - Products - 9.12%

        4,800    C R Bard, Inc.                                         319,248
        9,610    Johnson & Johnson                                      624,650
        5,950    St. Jude Medical, Inc. (a)                             259,479
        6,600    Varian Medical Systems, Inc. (a)                       246,378
                                                                    -----------
                                                                      1,449,755
                                                                    -----------

Healthcare - Services - 1.74%

        6,975    Manor Care, Inc.                                       277,117
                                                                    -----------

Insurance - 0.99%

        2,100    The Hartford Financial Services Group, Inc.            157,038
                                                                    -----------

Lodging - 1.81%

        4,225    Marriott International, Inc.                           288,230
                                                                    -----------

Machinery - Diversified - 1.56%

        5,100    Rockwell Automation                                    248,421
                                                                    -----------

Media - 1.88%

        6,750    Mcgraw-Hill Companies, Inc.                            298,688
                                                                    -----------

Miscellaneous Manufacturing - 5.24%

        3,475    Danaher Corp.                                          181,881
       18,770    General Electric Co.                                   650,381
                                                                    -----------
                                                                        832,262
                                                                    -----------

     The accompanying notes are an integral part of the financial statements


                                       15                         Memorial Funds

--------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
Oil & Gas - 2.95%

        5,250    Exxon Mobil Corp.                                  $   301,718
        6,000    Patterson-Uti Energy, Inc.                             166,980
                                                                    -----------
                                                                        468,698
                                                                    -----------

Oil & Gas Services - 2.05%

        4,300    Schlumberger Ltd.                                      326,542
                                                                    -----------

Pharmaceuticals - 5.23%

        6,875    Abbott Laboratories                                    336,944
       11,100    Wyeth                                                  493,950
                                                                    -----------
                                                                        830,894
                                                                    -----------

Retail - 12.91%

        5,262    Cheesecake Factory, Inc. (a)                           182,749
        6,375    Costco Wholesale Corp.                                 285,727
       16,250    CVS Corp.                                              472,388
        3,000    JC Penney Company, Inc.                                157,740
        3,100    Petsmart, Inc.                                          94,085
       11,250    Staples, Inc.                                          239,850
        3,225    Starbucks Corp. (a)                                    166,604
        4,700    Target Corp.                                           255,727
        3,500    Urban Outfitters, Inc. (a)                             198,415
                                                                    -----------
                                                                      2,053,285
                                                                    -----------

Semiconductors - 5.43%

       15,725    Intel Corp.                                            409,793
        6,425    Microchip Technology, Inc.                             190,308
        9,350    Texas Instruments, Inc.                                262,455
                                                                    -----------
                                                                        862,556
                                                                    -----------

Software - 1.94%

       10,800    Adobe Systems, Inc.                                    309,096
                                                                    -----------

Telecommunications - 5.94%
       12,975    Cisco Systems, Inc. (a)                                247,952
        8,800    Motorola, Inc.                                         160,688
        5,725    Qualcomm, Inc.                                         188,982
       13,850    Sprint Corp.                                           347,497
                                                                    -----------
                                                                        945,119
                                                                    -----------

TOTAL COMMON STOCKS (Cost $14,290,482)                              $15,507,013
                                                                    -----------

SHORT TERM INVESTMENTS - 3.37%

Money Market Funds - 3.37%

      535,630    Merrimac US Government Series Fund                 $   535,630
                                                                    -----------

TOTAL SHORT TERM INVESTMENTS
(Cost $535,630)                                                     $   535,630
                                                                    -----------

Total Investments (Cost $14,826,112) - 100.90%                      $16,042,643
                                                                    -----------

Liabilities in Excess of Other Assets, Net (0.90)%                     (142,623)
                                                                    -----------

TOTAL NET ASSETS - 100.00%                                          $15,900,020
                                                                    ===========

The following information for the Funds is presented on an income tax basis as of June 30, 2005:

                                                     Gross Unrealized    Gross Unrealized     Net Unrealized
                              Cost of Investments      Appreciation        Depreciation        Appreciation
                              ------------------------------------------------------------------------------
Memorial Growth Equity Fund       $14,959,154           $1,450,468          ($366,979)          $1,083,489

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

(a) Non-income producing security

     The accompanying notes are an integral part of the financial statements


                                       16                         Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS - 98.79%

Airlines - 1.69%

        9,725    Southwest Airlines Co.                              $  135,469
                                                                     ----------

Apparel - 2.06%

        3,950    Reebok International Ltd.                              165,229
                                                                     ----------

Auto Manufacturers - 1.71%

       13,339    Ford Motor Co.                                         136,591
                                                                     ----------

Banks - 5.93%
        3,356    Bank of America Corp.                                  153,067
        5,186    Bank of New York Company, Inc.                         149,253
        4,179    Fifth Third Bancorp                                    172,217
                                                                     ----------
                                                                        474,537
                                                                     ----------

Beverages - 7.23%

        4,257    Anheuser-Busch Companies, Inc.                         194,758
       10,801    Coca-Cola Enterprises, Inc.                            237,730
        3,498    Coca-Cola Co.                                          146,041
                                                                     ----------
                                                                        578,529
                                                                     ----------

Chemicals - 1.27%

        1,613    PPG Industries, Inc.                                   101,232
                                                                     ----------

Computers - 4.15%

        2,261    International Business Machines
                 Corp. (IBM)                                            167,766
        2,531    Lexmark International, Inc. (a)                        164,085
                                                                     ----------
                                                                        331,851
                                                                     ----------

Cosmetics/Personal Care - 5.49%

        5,569    Avon Products, Inc.                                    210,787
        4,588    Colgate-Palmolive Co.                                  228,987
                                                                     ----------
                                                                        439,774
                                                                     ----------

Diversified Financial Services - 4.45%

        3,045    Fannie Mae                                             177,828
        5,044    JPMorgan Chase & Co.                                   178,154
                                                                     ----------
                                                                        355,982
                                                                     ----------

Food - 7.01%

       11,205    Albertson's, Inc.                                      231,719
        3,178    General Mills, Inc.                                    148,699
        9,137    Sara Lee Corp.                                         181,004
                                                                     ----------
                                                                        561,422
                                                                     ----------

Healthcare - Products - 2.04%

        3,149    Medtronic, Inc.                                        163,087
                                                                     ----------

Healthcare - Services - 2.74%

        3,870    HCA, Inc.                                              219,313
                                                                     ----------

Household Products/Wares - 2.24%

        3,378    Avery Dennison Corp.                                   178,899
                                                                     ----------

Housewares - 2.56%

        8,597    Newell Rubbermaid, Inc.                                204,952
                                                                     ----------

Insurance - 5.55%

        4,094    American International Group, Inc.                     237,861
        1,927    Cigna Corp.                                            206,247
                                                                     ----------
                                                                        444,108
                                                                     ----------

Internet - 1.65%

        4,005    EBay, Inc. (a)                                         132,205
                                                                     ----------

Leisure Time - 1.81%

        2,918    Harley Davidson, Inc.                                  144,733
                                                                     ----------

Media - 8.32%

        7,553    Clear Channel Communications, Inc.                     233,614
        6,230    Tribune Co.                                            219,172
        6,661    Viacom, Inc.                                           213,285
                                                                     ----------
                                                                        666,071
                                                                     ----------

Mining - 2.72%

        8,340    Alcoa, Inc.                                            217,924
                                                                     ----------

     The accompanying notes are an integral part of the financial statements


                                       17                         Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
    Shares                                                             Value
--------------------------------------------------------------------------------

Miscellaneous Manufacturing - 3.62%

        2,024    3M Co.                                              $  146,335
        4,149    General Electric Co.                                   143,763
                                                                     ----------
                                                                        290,098
                                                                     ----------

Packaging & Containers - 1.77%

        5,352    Bemis Company, Inc.                                    142,042
                                                                     ----------

Pharmaceuticals - 7.39%

        7,536    Bristol Myers Squibb Co.                               188,249
        6,688    Merck & Company, Inc.                                  205,991
        6,672    Watson Pharmaceuticals, Inc. (a)                       197,224
                                                                     ----------
                                                                        591,464
                                                                     ----------

Retail - 2.96%

        4,919    Wal-Mart Stores, Inc.                                  237,096
                                                                     ----------

Savings & Loans - 1.94%

        3,815    Washington Mutual, Inc.                                155,232
                                                                     ----------

Semiconductors - 2.80%

       13,873    Applied Materials, Inc.                                224,465
                                                                     ----------

Software - 2.14%

        3,800    Intuit, Inc. (a)                                       171,418
                                                                     ----------

Telecommunications - 2.51%

        7,555    Bellsouth Corp.                                        200,736
                                                                     ----------

Transportation - 3.04%

        3,700    CSX Corp.                                              157,842
        1,235    United Parcel Service, Inc.                             85,413
                                                                     ----------
                                                                        243,255
                                                                     ----------

TOTAL COMMON STOCKS (Cost $7,809,491)                                $7,907,714
                                                                     ----------

SHORT TERM INVESTMENTS - 1.00%

Money Market Funds - 1.00%

       80,318    Merrimac US Government Series Fund                  $   80,318
                                                                     ----------

TOTAL SHORT TERM INVESTMENTS
(Cost $80,318)                                                       $   80,318
                                                                     ----------

Total Investments (Cost $7,889,809) - 99.79%                         $7,988,032
                                                                     ----------

Other Assets in Excess of Liabilities, Net 0.21%                         16,935
                                                                     ----------

TOTAL NET ASSETS - 100.00%                                           $8,004,967
                                                                     ==========

The following information for the Funds is presented on an income tax basis as of June 30, 2005:

                                                      Gross Unrealized      Gross Unrealized     Net Unrealized
                              Cost of Investments       Appreciation          Depreciation        Appreciation
                              ---------------------------------------------------------------------------------
Memorial Value Equity Fund        $7,924,984              $381,065              ($318,017)          $63,048

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

(a) Non-income producing security

     The accompanying notes are an integral part of the financial statements


                                       18                         Memorial Funds

-----------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2005 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------
                                                                         Government         Growth             Value
                                                                          Bond Fund       Equity Fund       Equity Fund
                                                                        ------------      ------------      ------------
ASSETS
  Investments in securities at market value (cost
  $34,747,631, $14,826,112 and $7,889,809, respectively)                $ 34,555,552      $ 16,042,643      $  7,988,032
  Cash                                                                       639,557                --                --
  Collateral for securities loaned (Note 6)                                2,222,500         2,775,595           246,510
  Receivables:
    Dividends and interest                                                   344,826             7,781            12,741
    Due from Adviser                                                              --             1,998               201
    Fund shares sold                                                              --            15,764                --
  Prepaid expenses                                                            19,299            18,780            19,096
                                                                        ------------      ------------      ------------
    Total assets                                                          37,781,734        18,862,561         8,266,580
                                                                        ------------      ------------      ------------
LIABILITIES
  Payables for:
    Administration fees (accounting, distribution & transfer agent)            8,643             3,901             1,860
    Collateral for securities loaned (Note 6)                              2,222,500         2,775,595           246,510
    Distribution payable                                                       4,054                --             2,064
    Due to Adviser                                                             1,064             3,958                --
    Fund shares purchased                                                         28                69                67
    Investment securities purchased                                               --           158,240                --
  Accrued expenses and other liabilities                                      23,514            20,778            11,112
                                                                        ------------      ------------      ------------
    Total liabilities                                                      2,259,803         2,962,541           261,613
                                                                        ------------      ------------      ------------
NET ASSETS                                                              $ 35,521,931      $ 15,900,020      $  8,004,967
                                                                        ============      ============      ============
NET ASSETS CONSIST OF:
  Additional paid-in capital                                            $ 36,403,462      $ 19,920,406      $  8,348,978
  Accumulated undistributed net investment income/(loss)                       2,511            (2,431)               --
  Accumulated net realized gain/(loss) on investments                       (691,963)       (5,234,486)         (442,234)
  Net unrealized appreciation/(depreciation) on investments                 (192,079)        1,216,531            98,223
                                                                        ------------      ------------      ------------
    Total Net Assets                                                    $ 35,521,931      $ 15,900,020      $  8,004,967
                                                                        ============      ============      ============
Shares of Beneficial Interest Issued and Outstanding
  (Unlimited number of shares authorized with no par value)                3,468,934         2,115,659           611,569
                                                                        ------------      ------------      ------------
Net Asset Value, offering and redemption price per share
  ($35,521,931 / 3,468,934 shares, $15,900,020 / 2,115,659 shares,
  and $8,004,967 / 611,569 shares, respectively)                        $      10.24      $       7.52      $      13.09
                                                                        ============      ============      ============
Market value of securities on loan (Note 6)                             $  2,178,190      $  2,692,483      $    231,383
                                                                        ------------      ------------      ------------

     The accompanying notes are an integral part of the financial statements


                                       19                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------------------
                                                                      Government           Growth            Value
                                                                       Bond Fund        Equity Fund       Equity Fund
                                                                      ------------      ------------      ------------
INVESTMENT INCOME
  Interest                                                            $    782,946      $      3,642      $      1,739
  Securities lending income                                                  2,045               873                 2
  Dividends                                                                     --            98,108            74,530
                                                                      ------------      ------------      ------------
    Total investment income                                                784,991           102,623            76,271
                                                                      ------------      ------------      ------------
EXPENSES
  Investment Advisory fees (Note 3)                                         68,907            38,626            19,185
  12b-1 distribution fees                                                   49,219            19,313             9,593
  Administration fees (accounting & transfer agent) (Note 3)                53,441            21,087            10,472
  Legal fees                                                                29,777            11,788             5,853
  Audit fees                                                                 9,978             3,943             1,958
  Custody fees                                                               3,979             5,933             3,472
  Trustee fees                                                               6,758             2,683             1,332
  Registration & filing fees                                                 8,039            10,185             9,088
  Report printing & mailing fees                                             2,183               863               428
  Insurance fees                                                             4,550             2,203               874
  Officers' compensation                                                     3,163             1,250               621
  Distribution fees (Note 3)                                                 1,529               635               315
  Miscellaneous                                                             10,502             6,953             5,602
                                                                      ------------      ------------      ------------
    Total expenses before fee waivers & reimbursements                     252,025           125,462            68,793
  Waivers & reimbursements by Adviser (Note 4)                             (51,098)          (26,958)          (19,850)
                                                                      ------------      ------------      ------------
    Total expenses                                                         200,927            98,504            48,943
                                                                      ------------      ------------      ------------
Net Investment Income                                                      584,064             4,119            27,328
                                                                      ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on investments                                 (201,033)           29,003           508,100
  Change in unrealized appreciation/(depreciation) on investments         (125,572)         (390,098)         (758,568)
                                                                      ------------      ------------      ------------
  Net realized and unrealized gain/(loss) on investments                  (326,605)         (361,095)         (250,468)
                                                                      ------------      ------------      ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                                       $    257,459      $   (356,976)     $   (223,140)
                                                                      ============      ============      ============

     The accompanying notes are an integral part of the financial statements


                                       20                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2005 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Government          Growth             Value
                                                                                   Bond Fund        Equity Fund       Equity Fund
                                                                                  ------------      ------------      ------------
OPERATIONS
  Net investment income                                                           $    584,064      $      4,119      $     27,328
  Net realized gain/(loss) on investments                                             (201,033)           29,003           508,100
  Change in unrealized appreciation/(depreciation) on investments                     (125,572)         (390,098)         (758,568)
                                                                                  ------------      ------------      ------------
Net increase/(decrease) in net assets resulting from operations                        257,459          (356,976)         (223,140)
                                                                                  ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                               (583,413)           (6,550)          (27,328)
  Net realized capital gain                                                                 --                --                --
                                                                                  ------------      ------------      ------------
    Total dividends and distributions to shareholders                                 (583,413)           (6,550)          (27,328)
                                                                                  ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS
  Sale of capital shares - Institutional shares                                        663,551         1,825,980           822,851
  Reinvestment of distributions - Institutional shares                                 504,690             6,006            23,680
  Redemption of capital shares - Institutional shares                               (9,009,298)       (1,409,270)         (354,233)
                                                                                  ------------      ------------      ------------
    Net increase/(decrease) from capital share transactions                         (7,841,057)          422,716           492,298
                                                                                  ------------      ------------      ------------

TOTAL INCREASE/(DECREASE) IN NET ASSETS                                             (8,167,011)           59,190           241,830
                                                                                  ------------      ------------      ------------

NET ASSETS
  Beginning of period                                                               43,688,942        15,840,830         7,763,137
                                                                                  ------------      ------------      ------------
  End of period (including accumulated undistributed net investment income of
    $651, $0, and $0, respectively)                                               $ 35,521,931      $ 15,900,020      $  8,004,967
                                                                                  ============      ============      ============

SHARE TRANSACTIONS                                                                   Shares            Shares            Shares
                                                                                  ------------      ------------      ------------
Sale of shares - Institutional shares                                                   64,844           243,205            62,102
Reinvestment of distributions - Institutional shares                                    49,354               806             1,799
Redemption of shares - Institutional shares                                           (885,124)         (187,637)          (26,771)
                                                                                  ------------      ------------      ------------
Net increase (decrease) in shares                                                     (770,926)           56,374            37,130
                                                                                  ============      ============      ============

     The accompanying notes are an integral part of the financial statements


                                       21                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEARD ENDED DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Government         Growth             Value
                                                                                   Bond Fund        Equity Fund       Equity Fund
                                                                                  ------------      ------------      ------------
OPERATIONS
  Net investment income                                                           $    977,378      $     28,665      $     55,492
  Net realized gain/(loss) on investments                                              (84,203)         (372,884)          670,727
  Change in unrealized appreciation/(depreciation) on investments                     (132,648)          949,737           194,109
                                                                                  ------------      ------------      ------------
    Net increase in net assets resulting from operations                               760,527           605,518           920,328
                                                                                  ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                               (975,518)          (28,665)          (55,492)
  Net realized capital gain                                                                 --                --                --
                                                                                  ------------      ------------      ------------
    Total dividends and distributions to shareholders                                 (975,518)          (28,665)          (55,492)
                                                                                  ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS
  Sale of capital shares - Institutional shares                                     24,800,253         5,119,980         3,007,507
  Reinvestment of distributions - Institutional shares                                 697,386            26,383            48,099
  Redemption of capital shares - Institutional shares                               (1,764,094)       (3,022,732)         (142,317)
                                                                                  ------------      ------------      ------------
    Net increase from capital share transactions                                    23,733,545         2,123,631         2,913,289
                                                                                  ------------      ------------      ------------

TOTAL INCREASE IN NET ASSETS                                                        23,518,554         2,700,484         3,778,125
                                                                                  ------------      ------------      ------------

NET ASSETS
  Beginning of period                                                               20,170,388        13,140,346         3,985,012
                                                                                  ------------      ------------      ------------
  End of period (including accumulated undistributed net investment income of
    $1,860, $0, and $0, respectively)                                             $ 43,688,942      $ 15,840,830      $  7,763,137
                                                                                  ============      ============      ============

SHARE TRANSACTIONS                                                                   Shares             Shares           Shares
                                                                                  ------------      ------------      ------------
Sale of shares - Institutional shares                                                2,403,648           707,362           245,375
Reinvestment of distributions - Institutional shares                                    67,432             3,431             3,830
Redemption of shares - Institutional shares                                           (171,532)         (428,085)          (11,470)
                                                                                  ------------      ------------      ------------
Net increase (decrease) in shares                                                    2,299,548           282,708           237,735
                                                                                  ============      ============      ============

     The accompanying notes are an integral part of the financial statements


                                       22                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                          Government Bond Fund
                                                                          Institutional Shares
                                 -------------------------------------------------------------------------------------------------

                                 For the Six-Month    For the Year    For the Year    For the Year    For the Year    For the Year
                                    Period Ended          Ended          Ended           Ended           Ended           Ended
                                   June 30, 2005      December 31,    December 31,    December 31,    December 31,    December 31,
                                    (Unaudited)           2004            2003            2002            2001            2000
                                   ------------       ------------    ------------    ------------    ------------    ------------
Net Asset Value,
Beginning of Period                $      10.30       $      10.40    $      10.64    $      10.27    $      10.09    $       9.50
                                   ------------       ------------    ------------    ------------    ------------    ------------
INCOME FROM
INVESTMENT OPERATIONS
  Net investment income                    0.15               0.28            0.33            0.43            0.50            0.53
  Net realized and unrealized
    gain/(loss) on investments            (0.08)             (0.09)          (0.24)           0.37            0.17            0.59
                                   ------------       ------------    ------------    ------------    ------------    ------------
    Total from investment
      operations                           0.07               0.19            0.09            0.80            0.67            1.12
                                   ------------       ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net investment
    income                                (0.13)             (0.29)          (0.33)          (0.43)          (0.49)          (0.53)
  Distributions from net realized
    capital gain                             --                 --              --              --              --              --
                                   ------------       ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions                       (0.13)             (0.29)          (0.33)          (0.43)          (0.49)          (0.53)
                                   ------------       ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Period     $      10.24       $      10.30    $      10.40    $      10.64    $      10.27    $      10.09
                                   ============       ============    ============    ============    ============    ============

Total Return (a)                           0.89%              1.82%           0.90%           7.96%           6.81%          12.12%

Ratios/Supplemental Data
  Net assets, end of period
    (in 000s)                            35,519       $     43,689    $     20,170    $     18,710    $     17,058    $     40,501
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees           1.02%(b)           1.02%           1.00%           0.95%           0.86%           0.75%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees           1.28%(b)           1.31%           1.69%           1.71%           1.08%           0.87%
  Ratio of net investment income/
    (loss) to average net assets
    including reimbursement/
    waiver of fees                         2.97%(b)           2.73%           3.11%           4.13%           4.93%           5.51%
  Portfolio turnover rate                    56%                40%             82%             43%            118%             50%

----------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)   Annualized

     The accompanying notes are an integral part of the financial statements


                                       23                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                          Growth Equity Fund
                                                                         Institutional Shares
                                  ------------------------------------------------------------------------------------------------
                                  For the Six-Month   For the Year   For the Year     For the Year    For the Year    For the Year
                                    Period Ended         Ended           Ended            Ended          Ended            Ended
                                   June 30, 2005      December 31,   December 31,     December 31,    December 31,    December 31,
                                    (Unaudited)           2004           2003             2002            2001            2000
                                   ------------       ------------   ------------     ------------    ------------    ------------
Net Asset Value,
Beginning of Period                $       7.69       $       7.40   $       6.16     $       7.77    $       9.26    $      12.50
                                   ------------       ------------   ------------     ------------    ------------    ------------
INCOME FROM
INVESTMENT OPERATIONS
  Net investment income                      --               0.01          (0.01)           (0.01)             --           (0.01)
  Net realized and unrealized
    gain/(loss) on investments            (0.17)              0.29           1.25            (1.60)          (1.47)          (0.69)
                                   ------------       ------------   ------------     ------------    ------------    ------------
    Total from investment
      operations                          (0.17)              0.30           1.24            (1.61)          (1.47)          (0.70)
                                   ------------       ------------   ------------     ------------    ------------    ------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net investment
    income                                (0.00)(b)             --          (0.00)(c)           --              --              --
  Distributions from net realized
    capital gain                             --              (0.01)            --               --           (0.02)          (2.54)
                                   ------------       ------------   ------------     ------------    ------------    ------------
    Total dividends and
      distributions                          --              (0.01)         (0.00)              --           (0.02)          (2.54)
                                   ------------       ------------   ------------     ------------    ------------    ------------
Net Asset Value, End of Period     $       7.52               7.69   $       7.40     $       6.16    $       7.77    $       9.26
                                   ============       ============   ============     ============    ============    ============
Total Return (a)                          (2.17)%             4.11%         20.20%          (20.72)%        (15.82)%         (5.66)%

Ratios/Supplemental Data
  Net assets, end of period
    (in 000s)                            15,900       $     15,841   $     13,140     $      7,775    $      9,289    $     29,889
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees           1.28%(d)           1.25%          1.25%            1.20%           1.11%           1.00%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees           1.62%(d)           1.69%          2.44%            2.64%           1.47%           1.18%
  Ratio of net investment income/
    (loss) to average net assets
    including reimbursement/
    waiver of fees                         0.05%(d)           0.19%         (0.11)%          (0.18)%         (0.06)%         (0.11)%
  Portfolio turnover rate                    40%                94%            88%              58%             52%             78%

-------------------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)   Distributions per share were $0.0031

(c)   Distributions per share were $0.0038

(d)   Annualized

     The accompanying notes are an integral part of the financial statements


                                       24                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (concluded)
----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                            Value Equity Fund
                                                                           Institutional Shares
                                 -------------------------------------------------------------------------------------------------
                                 For the Six-Month    For the Year    For the Year    For the Year    For the Year    For the Year
                                   Period Ended           Ended          Ended            Ended           Ended           Ended
                                   June 30, 2005      December 31,    December 31,    December 31,    December 31,    December 31,
                                    (Unaudited)           2004            2003            2002            2001            2000
                                   ------------       ------------    ------------    ------------    ------------    ------------
Net Asset Value,
Beginning of Period                $      13.51       $      11.84    $       8.95    $      10.26    $       9.12    $       8.75
                                   ------------       ------------    ------------    ------------    ------------    ------------
INCOME FROM
INVESTMENT OPERATIONS
  Net investment income                    0.05               0.12            0.14            0.12            0.13            0.16
  Net realized and unrealized
    gain/(loss) on investments            (0.42)              1.67            2.90           (1.31)           1.15            0.37
                                   ------------       ------------    ------------    ------------    ------------    ------------
    Total from investment
      operations                          (0.37)              1.79            3.04           (1.19)           1.28            0.53
                                   ------------       ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND
DISTRIBUTIONS
  Dividends from net investment
    income                                (0.05)             (0.12)          (0.15)          (0.12)          (0.14)          (0.16)
  Distributions from net realized
    capital gain                             --                 --              --              --              --              --
                                   ------------       ------------    ------------    ------------    ------------    ------------
    Total dividends and
      distributions                       (0.05)             (0.12)          (0.15)          (0.12)          (0.14)          (0.16)
                                   ------------       ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Period     $      13.09       $      13.51    $      11.84    $       8.95    $      10.26    $       9.12
                                   ============       ============    ============    ============    ============    ============
Total Return (a)                          (2.77)%            15.18%          34.24%         (11.66)%         14.08%           6.20%

Ratios/Supplemental Data
  Net assets, end of period
    (in 000s)                             8,005       $      7,763    $      3,985    $      2,634    $      3,210    $     17,617
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees           1.28%(b)           1.17%           1.25%           1.20%           1.09%           1.00%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees           1.79%(b)           1.78%           3.87%           5.06%           1.82%           1.18%
  Ratio of net investment income/
    (loss) to average net assets
    including reimbursement/
    waiver of fees                         0.71%(b)           0.98%           1.44%           1.13%           1.26%           1.59%
  Portfolio turnover rate                    53%                69%             26%             90%             45%            168%

-------------------------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)   Annualized

     The accompanying notes are an integral part of the financial statements


                                       25                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has three diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The principal investment objective of the Memorial Government Bond Fund ("Government Bond Fund") is to provide a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. The principal investment objective of the Memorial Growth Equity Fund ("Growth Equity Fund") is long-term capital appreciation. The principal investment objective of the Memorial Value Equity Fund ("Value Equity Fund") is long-term capital appreciation. The Trust's Declaration of Trust authorizes each Fund to issue an unlimited number of shares of beneficial interest. The dates of commencement of operations for each Fund are as follows:

            Government Bond Fund                        March 30, 1998
            Growth Equity Fund                          March 30, 1998
            Value Equity Fund                           March 30, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following represents significant accounting policies of the Funds:

Estimates - These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

Security Valuation - Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available the last bid price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their values as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At June 30, 2005, no securities were valued at fair value as determined by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Realized Gain and Loss - Security transactions are accounted for on a trade date basis and realized gains and losses on investments sold are determined on the basis of specific identification.

Interest and Dividend Income - Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.


                                       26                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders - Distributions of net investment income to shareholders are declared daily and paid monthly by the Government Bond Fund. Net investment income distributions, if any for the Growth Equity Fund and the Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Taxes - Each Fund intends to qualify each year as a regulated investment company in accordance with Sub-Chapter M of the Internal Revenue Code and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is required.

Security Loans - The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose market value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. The Funds have the right under the security lending agreement to recover the securities from the borrower on demand.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Parkway Advisors, L.P. (the "Adviser"). Subject to the general control of the Board of Trustees, the Adviser is responsible for among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds, and advising the Board on the selection of sub-advisers. The advisory fees paid to the Adviser are 0.35% of the average daily net assets of the Government Bond Fund and 0.50% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. For the year ending December 31, 2005 the Adviser has agreed to cap expenses at 1.00% of the average daily net assets of the Government Bond Fund and 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. The agreement was designed to place a maximum limit on expenses including all fees to be paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. Total fees earned by the Adviser during the six-month period ended June 30, 2005 for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $68,907, $38,626 and $19,185, respectively. The Adviser has retained Davis Hamilton Jackson & Associates to act as the investment sub-adviser for the Growth Equity Fund pursuant to an investment sub-advisory agreement with the Adviser. For the six-month period ended June 30, 2005, Davis Hamilton was paid an annual percentage rate of 0.30% of the average net assets by the Adviser.

On behalf of each Fund, the Trust entered into a Mutual Fund Services Agreement with Citco Mutual Fund Services, Inc., ("Citco") effective August 19, 2003, to provide day-to-day accounting and administrative services to the Funds including, but not limited to, accounting, transfer agent, dividend disbursement, registrar and record keeping services. For its services, Citco receives an annual fee that is the greater of $175,000 or an asset-based fee that declines as the aggregate assets of the Funds increase: 0.10% of the Funds' first $400 million in assets; 0.04% of the Funds' assets in excess of $400 million up to $600 million; and 0.03% of the Funds' assets in excess of $600 million. Citco is currently earning the minimum fee.


                                       27                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

On behalf of each Fund, the Trust entered into a Distribution Agreement with Citco Mutual Fund Distributors, Inc. (the "Distributor") effective August 19, 2003 to serve as the Funds' principal underwriter. By serving as the principal underwriter for the Funds, the Distributor facilitates the distribution of the Funds' shares. For its services in conjunction with registration of Fund shares with the states, Citco Mutual Fund Distributors, Inc. receives $5,000 annually from the Trust. This amount is credited back against the fees paid under the Mutual Fund Services Agreement to Citco.

Total fees earned by Citco and the Distributor during the six-month period ended June 30, 2005 for the Government Bond Fund, Growth Equity Fund and the Value Equity Fund were $53,441, $21,087, and $10,472, respectively. At June 30, 2005, the Government Bond Fund, Growth Equity Fund and Value Equity Fund owed Citco $8,643, $3,901 and $1,860, respectively.

Investors Bank & Trust Company serves as the custodian for each Fund, for which it receives a fee from each Fund at an annual rate as follows: 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets and 0.005% of the average daily net assets of the Fund for the remaining Fund assets. The custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

On behalf of each Fund, the Trust has adopted a Shareholder Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Under this Plan, each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of each Fund's average net assets on a monthly basis to persons or institutions for performing certain servicing functions for each Fund's shareholders. The Plan also allows the Funds to pay or reimburse expenditures in connection with sales and promotional services related to distribution of each Fund's shares, including personal services provided to prospective and existing shareholders. Total fees incurred under the Plan during the six-month period ended June 30, 2005, for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $49,219, $19,313, and $9,593, respectively.

A trustee and two officers of the Trust are also officers of the Adviser.

Each Trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $5,000 plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended.

NOTE 4. WAIVER OF FEES AND ADVISER REIMBURSEMENTS

The Adviser, under certain circumstances, may waive advisory fees and reimburse certain expenses of the Funds. For the year ending December 31, 2005 the Adviser agreed to cap expenses at 1.00% of the average daily net assets of the Government Bond Fund and 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund, including all fees paid to the Adviser but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. Effective March 1, 2004, the Trust has agreed to repay the Adviser for the amounts which the Adviser has waived and/or reimbursed the Trust through the period ending February 28, 2007, but only if the operating expenses of that fund, without regard to such repayment, are at an annual rate less than the expense limits. For the six-month period ended June 30, 2005, Parkway Advisors, L.P. has waived fees and reimbursed the Funds for expenses as follows:


                                       28                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Adviser
                                          Waiver of Fees         Reimbursements
                                          --------------         --------------
Government Bond Fund                        $ 51,098                 $      0
Growth Equity Fund                            15,450                   11,508
Value Equity Fund                             16,452                    3,398

At June 30, 2005, the Growth Equity Fund and Value Equity Fund had amounts due from Adviser of $1,998 and $201, respectively.

NOTE 5. SECURITIES TRANSACTIONS

The aggregate cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the six-month period ended June 30, 2005, were as follows:

                                        Purchases                                Sales
                            --------------------------------        --------------------------------
                           U.S. Government                         U.S. Government
                             Obligations            Other            Obligations            Other
                            ------------        ------------        ------------        ------------
Government Bond Fund        $ 20,034,750        $    995,000        $ 24,666,870        $  1,258,747
Growth Equity Fund                    --           6,446,861                  --           6,123,035
Value Equity Fund                     --           4,536,667                  --           4,045,075

NOTE 6. SECURITIES LENDING

As of June 30, 2005, the Government Bond Fund, Growth Equity Fund and Value Equity Fund have loaned securities in return for securities and cash collateral, which was invested in various short-term fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Funds from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called by the Fund. The value of the securities on loan and the value of the related collateral were as follows:

                                                 Securities           Collateral
                                                 ----------           ----------
Government Bond Fund                             $2,178,190           $2,222,500
Growth Equity Fund                                2,692,483            2,775,595
Value Equity Fund                                   231,383              246,510


                                       29                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

NOTE 7. TAX MATTERS

For U.S federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of June 30, 2005 were as follows:

                                             Gross            Gross         Net Unrealized
                                           Unrealized       Unrealized       Appreciation
                           Tax Cost       Appreciation     Depreciation     (Depreciation)
                         ------------     ------------     ------------      ------------
Government Bond Fund     $ 34,758,604     $     62,734     $   (265,786)     $   (203,052)
Growth Equity Fund         14,959,154        1,450,468         (366,979)        1,083,489
Value Equity Fund           7,924,984          381,065         (318,017)           63,048

Differences between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of post-October losses and the tax deferral of losses on wash sales.

The Fund's tax basis capital gains and losses are determined only at the end of each fiscal year.

As of December 31, 2004, the tax basis components of distributable earnings were as follows:

                         Undistributed         Net         Net Unrealized         Net
                            Ordinary       Accumulated      Appreciation      Accumulated
                             Income       Capital Loss     (Depreciation)        Losses
                         ------------     ------------      ------------      ------------
Government Bond Fund     $      1,860     $   (479,957)     $    (77,480)     $   (555,577)
Growth Equity Fund                 --       (5,130,447)        1,473,587        (3,656,860)
Value Equity Fund                  --         (915,159)          821,616           (93,543)

Net investment income and realized gains and losses for federal income tax purposes differ from that reported in the financial statements because of permanent and temporary book and tax differences.

For tax purposes at December 31, 2004, the Funds have capital loss carryovers in the following amounts:

                                            Amount           Expiration Date
                                         -----------         ---------------

Government Bond Fund                     $   379,598           12/31/2008
                                             100,359           12/31/2012
Growth Equity Fund                         2,704,374           12/31/2009
                                           1,658,405           12/31/2010
                                             471,452           12/31/2011
                                             296,216           12/31/2012
Value Equity Fund                            915,159           12/31/2008

The Government Bond Fund and the Growth Equity Fund elected to defer post-October losses in the amounts of $10,973 and $11,414, respectively.


                                       30                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
JUNE 30, 2005 (Unaudited)
--------------------------------------------------------------------------------

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six-months ended June 30, 2005 was as follows:

                                        Ordinary Income
                                        ---------------
Government Bond Fund                       $ 583,413
Growth Equity Fund                             6,550
Value Equity Fund                             27,328

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                       Ordinary Income
                                       ---------------
Government Bond Fund                       $ 975,518
Growth Equity Fund                            28,665
Value Equity Fund                             55,492

The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                       Ordinary Income
                                       ---------------
Government Bond Fund                       $ 616,808
Growth Equity Fund                             5,841
Value Equity Fund                             47,156

NOTE 9. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under
Section 2(a)9 of the Investment Company Act of 1940. As of June 30, 2005, ISTCO held for the benefit of others in aggregate, approximately 67% of the Government Bond Fund; Charles Schwab & Co. held for the benefit of others in aggregate, approximately 39% of the Growth Equity Fund and Wells Fargo Bank, N.A. held for the benefit of others in aggregate, approximately 43% of the Value Equity Fund.

OTHER INFORMATION

Proxy Policies (Unaudited)

A description of the policies and procedures that the Memorial Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling 1-888-263-5593 and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

N-Q Filing (Unaudited)

The SEC has adopted the requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q for fiscal quarters ending after July 9, 2004. For the Memorial Funds, this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Memorial Funds' Form N-Q will be available on the SEC's website at http://www.sec.gov, or they may be revised and copied at the SEC's Public Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).


                                       31                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
MEMORIAL FUNDS
JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (Unaudited)
==================================================================================================================================
                                                                                                       Number of
                                                Term of                                              Portfolios in       Other
                                              Office and                                                Complex      Directorships
                             Position(s)       Length of             Principal Occupation(s)          Overseen by       Held by
  Name, Address and Age       with Fund       Time Served            for the Last Five Years            Director        Trustee
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
----------------------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson*    President       Indefinite         Parkway Advisors, L.P., CEO from              3              None
6550 Directors Parkway    and Trustee     until              04/01 to present; Directors
Abilene, Texas 79606                      successor          Investment Group, Inc., Director
45                                        elected and        from 04/03 to present; Parkway
                                          qualified;         Advisors Group, Inc. and Parkway
                                          11/29/2002         Advisors Holdings, Inc., President
                                          to present         from 04/01 to present; Citizens
                                                             Bank, N.A., Advisory Board
                                                             Member from 06/99 to 04/01;
                                                             Directors Air Corporation, Vice
                                                             President/CFO from 12/96 to 04/01;
                                                             Directors Capital Ventures, Inc.,
                                                             Directors Financial Management,
                                                             L.P., Directors Real Estate
                                                             Management, L.P., Directors Real
                                                             Estate Management, L.P., and
                                                             Directors Travel, L.P., Vice
                                                             President/CFO from 12/95 to 04/01;
                                                             Directors Holding Corporation and
                                                             Directors Investment Group, Inc.,
                                                             Vice President/CFO from 11/91
                                                             to 04/01; Funeral Agency, Inc.,
                                                             Accountant from 09/89 to 04/01;
                                                             Funeral Directors Life Insurance Co.,
                                                             Vice President/CFO from 08/88 to
                                                             04/01; Abilene Fireman's Relief and
                                                             Retirement Fund, Trustee from 05/97
                                                             to 06/00; Affiliated Funeral Supply
                                                             Co., Accountant from 02/89 to 11/96.
----------------------------------------------------------------------------------------------------------------------------------


                                       32                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
MEMORIAL FUNDS
JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (Unaudited) (continued)
==================================================================================================================================
                                                                                                       Number of
                                                Term of                                              Portfolios in       Other
                                              Office and                                                Complex      Directorships
                             Position(s)       Length of             Principal Occupation(s)          Overseen by       Held by
  Name, Address and Age       with Fund       Time Served            for the Last Five Years            Director        Trustee
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS: (Continued)
----------------------------------------------------------------------------------------------------------------------------------
Paul B. Ordonio           Vice            Indefinite         Parkway Advisors, L.P., Vice                  3             None
6550 Directors Parkway    President/      until              President & Counsel from 08/02 to
Abilene, Texas 79606      Secretary/      successor          present; Parkway Advisors Group,
37                        Chief           elected and        Inc., Vice President and Counsel
                          Compliance      qualified:         from 08/02 to present; Aftermath
                          Officer         11/29/2002         Consulting, Inc., Director from
                                          to present         05/02 to present; P.O. Properties,
                                                             Inc., Vice President from 06/99 to
                                                             present; WordWise Document
                                                             Services, LLC, President from
                                                             08/97 to present; Ordonio & Assoc.,
                                                             President from 11/97 to present;
                                                             MGL Consulting Corporation, Vice
                                                             President, Counsel and Senior
                                                             Associate from 01/99 to 08/02;
                                                             Wetzel, Henri & Drucker, LLP,
                                                             Associate Attorney from 06/95 to
                                                             11/97.

----------------------------------------------------------------------------------------------------------------------------------
Thomas W. Alesi           Vice            Indefinite         American Healthcare Providers                 3             None
6550 Directors Parkway    President       until              Insurance Services Co., LLC, Chief
Abilene, Texas 79606      andChief        successor          Financial Officer from 06/04 to
46                        Financial       elected and        present. Parkway Advisors, L.P.,
                          Officer         qualified;         Vice President of Corporate
                                          8/19/2003          Development from 07/02 to 05/04;
                                          to present         Parkway Advisors Group, Inc., Vice
                                                             President from 07/02 to 05/04;
                                                             InCap Securities, Inc., Registered
                                                             Representative from 01/03 to 10/03;
                                                             American Data Source, Inc., Vice
                                                             President & Chief Operating Officer
                                                             from 05/95 to 06/02. Mr. Alesi is a
                                                             Certified Public Accountant and
                                                             received a Bachelor of Science
                                                             degree in Accounting in 1981 from
                                                             LaSalle University.
----------------------------------------------------------------------------------------------------------------------------------


                                       33                         Memorial Funds

----------------------------------------------------------------------------------------------------------------------------------
MEMORIAL FUNDS
JUNE 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (Unaudited) (continued)
==================================================================================================================================
                                                                                                       Number of
                                                Term of                                              Portfolios in       Other
                                              Office and                                                Complex      Directorships
                             Position(s)       Length of             Principal Occupation(s)          Overseen by       Held by
  Name, Address and Age       with Fund       Time Served            for the Last Five Years            Director        Trustee
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
Larry Joe Anderson**+     Trustee         Indefinite         Certified Public Accountant,                  3            None
4208 College Avenue                       until              Anderson & West, P. C.,
Snyder, Texas 79549                       successor          January 1985 to present.
57                                        elected and
                                          qualified;
                                          11/29/2002
                                          to present

----------------------------------------------------------------------------------------------------------------------------------
Brian Joseph Green**+     Trustee         Indefinite         Restaurateur, Cypress Street Station,         3            None
158 Cypress                               until              February 1993 to present.
Abilene, Texas 79601                      successor
47                                        elected and
                                          qualified;
                                          11/29/2002
                                          to present

----------------------------------------------------------------------------------------------------------------------------------
Charles Michael Kinard    Trustee         Indefinite         Retired since 1998; Senior Vice-              3            None
*/**+                                     until              President and Trust Officer, First
1725 Richland Drive                       successor          National Bank of Abilene to
Abilene, Texas 79603                      elected and        December 1998.
62                                        qualified;
                                          11/29/2002
                                          to present
----------------------------------------------------------------------------------------------------------------------------------

 * Member of the Valuation Committee, which is responsible for determining and monitoring the value of the Funds' assets. The valuation Committee was not required to meet during the Trust's most recent fiscal year.

** Member of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various com- mittees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee did not meet during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

 + Member of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met twice during the Trust's most recent fiscal year.


                                       34                         Memorial Funds

                               THE MEMORIAL FUNDS

                                Privacy Statement

At the Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

      o Persons who perform business functions for us, such as third partiers that provide assistance in processing and servicing your account;

      o     The Fund's investment adviser; and

      o     Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.


                                       35                         Memorial Funds

                               THE MEMORIAL FUNDS

Investment Adviser

         Parkway Advisors, L.P.
         6550 Directors Parkway
         Abilene, Texas 79606

Shareholder Servicing Agent

         Parkway Advisors Group, Inc.
         6550 Directors Parkway
         Abilene, Texas 79606

Distributor

         Citco Mutual Fund Distributors
         83 General Warren Blvd., Suite 200
         Malvern, Pennsylvania 19355

Transfer Agent & Administrator

         Citco Mutual Fund Services, Inc.
         83 General Warren Blvd., Suite 200
         Malvern, Pennsylvania 19355



This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Semi-Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

Based on their evaluation of registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) as of August 17, 2004 registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (i) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (ii) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There has been no change in registrant's internal control that occurred during the reporting period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b) Certifications pursuant to section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Memorial Funds.


By (Signature and Title)* /s/ Carl C. Peterson               PRESIDENT
                         -----------------------             ----------
Date  08/29/2005            Carl C. Peterson


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Carl C. Peterson               PRESIDENT
                         -----------------------
Date  08/29/2005            Carl C. Peterson


By (Signature and Title)* /s/ Thomas W. Alesi        Chief Financial Officer
                         -----------------------
Date  08/29/2005             Thomas W. Alesi


* Print the name and title of each signing officer under his or her signature.


                                      -3-